UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: January 20, 2022

TECOGEN INC. (OTCQX: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)
(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 20, 2022, the registrant issued a press release with a shareholder update regarding accomplishments in 2021 and expectations for 2022, including certain results of registrant’s operations in 2021 and registrant’s financial condition. The press release is furnished as Exhibit 99.01 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.01 to this Current Report on Form 8-K shall shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On January 20, 2022, the registrant issued a press release with a shareholder update regarding accomplishments in 2021 and expectations for 2022, including certain results of registrant’s operations in 2021 and registrant’s financial condition. The press release is furnished as Exhibit 99.01 to this Current Report on Form 8-K. Registant’s January 20, 2022 press release included a link to a previously released press release relating to registrant’s Air Cooled Tecochill Hybrid Drive System which is furnished as Exhibit 99.02 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibits 99.01 and 99.02 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

Exhibit	Description
99.01	Press Release dated January 20, 2022 regarding Tecogen Shareholder Update
99.02	Press Release dated July 7, 2021 regarding Tecogen’s Air Cooled Tecochill Hybrid Drive System

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Benjamin Locke
January 20, 2022	Benjamin Locke, Chief Executive Officer